UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 21, 2022

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer Identification No.)

2174 EastRidge Center
Eau Claire, WI 54701
(Address and Zip Code of principal executive offices)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	CZWI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed in a Form 8-K filed by Citizens Community Bancorp, Inc. (the “Company”) on August 10, 2017, the Company issued and sold a 6.75% fixed-to-floating subordinated notes in the principal amount of $15 million (the “Notes”) The Notes may be redeemed at the option of the Company at any time on or after the fifth anniversary of the effective date of the Notes.

On June 23, 2022, the Company issued notices of redemption to the current noteholders for the entire principal balances of the Notes in an aggregate of $15 million, and accrued and unpaid interest. The redemption date is August 10, 2022.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 2.04 is incorporated by reference into this Item 3.03.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 21, 2022, Citizens Community Bancorp, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). A total of 10,526,781 shares of common stock were eligible to vote at the Annual Meeting. The matters voted on at the Annual Meeting were as follows:

1.    Proposal 1: Election of Directors:

Stephen M. Bianchi, James D. Moll and Kathleen S. Skarvan were elected directors of the Company. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen M. Bianchi	5,518,376	1,400,733	1,228,599
James D. Moll	5,665,774	1,253,335	1,228,599
Kathleen S. Skarvan	5,468,203	1,450,906	1,228,599

2.    Proposal 2: Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm:

The Stockholders approved the proposal to ratify the appointment by the Company's Audit Committee of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,077,518	59,752	10,438	—

3.    Proposal 3: Advisory (non-binding) vote on the executive compensation of the Company's named executive officers:

The Stockholders approved the advisory (non-binding) proposal regarding the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,332,556	412,909	173,644	1,228,599

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: June 24, 2022	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer